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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                                                     JULY 6, 1998
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DATE OF EARLIEST EVENT REPORTED                                    JULY 1, 1998
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                        CHESAPEAKE ENERGY CORPORATION
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           (Exact name of Registrant as specified in its Charter)



Oklahoma                          1-13726                         73-1395733
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(State or other jurisdiction     (Commission                    (IRS Employer
of incorporation)                 File Number)              Identification No.)



       6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
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                   (Address of principal executive offices)   (Zip Code)


                               (405) 848-8000
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              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS

     On July 1, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce that Thomas L. Winton has been named Senior Vice President - Information Technologies. The July 1, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.   The following exhibit is filed herewith:

      99.   Press Release issued by the Registrant on July 1, 1998.

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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CHESAPEAKE ENERGY CORPORATION



                                        BY:  /s/  MARCUS C. ROWLAND
                                           ------------------------------
                                                 Marcus C.Rowland,
                                                Senior Vice President and
                                                  Chief Financial Officer

Dated: July 6, 1998



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                                EXHIBIT INDEX


EXHIBIT          DESCRIPTION
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99               Press Release issued by the Registrant on July 1, 1998.







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